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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): APRIL 28, 2003


                                FREEMARKETS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-27913              04-3265483
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


           FREEMARKETS CENTER
            210 SIXTH AVENUE                                   15222
             PITTSBURGH, PA                                  (Zip code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (412) 434-0500
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

           Exhibit No.                      Description
           -----------                      -----------
               99.1                 Press Release dated April 28, 2003


ITEM 9. REGULATION FD DISCLOSURE (furnished under Item 12).

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 28, 2003, FreeMarkets, Inc. issued a press release announcing its 2003 first quarter earnings. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The press release includes the following non-GAAP financial measures relating to the Company's performance in the first quarter of 2003: (a) revenues plus fees earned under its contract with Visteon Corporation; and (b) supplemental data with respect to the Company's operational earnings performance.

A "non-GAAP financial measure" is a numerical measure of financial performance that includes or excludes amounts, or is subject to adjustments that have the effect of including or excluding amounts that are included or excluded in the most directly comparable measure calculated and presented in accordance with GAAP.

The Company believes that the presentation of revenues plus the fees it earns under its contract with Visteon Corporation is useful to investors because the Company views its relationship with Visteon as a typical customer relationship. The Company provides Visteon with access to software, services and information to help them improve their sourcing and supply management processes and enhance the capabilities of their supply management organization. The costs incurred to provide these services are included in our cost of revenues. For all business and operational purposes in which revenue is a factor in the decision, including budgets, forecast, allocation of resources, sales compensation, bonus decisions and other performance indicators, the Company treats the fees it earns from this contract in the same manner as revenues from other customers.

The Company believes that the supplemental data presented with respect to its operational earnings performance is useful to investors because the Company believes that the financial results including fees earned under its contract with Visteon Corporation and excluding non-cash based items of expense and other items which are unusual due to their nature and size, are more indicative of normal, recurring operating trends.


                                       2
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FREEMARKETS, INC.


Date:  April 28, 2003                        By:  /s/ Joan S. Hooper
                                                --------------------------------
                                                Executive Vice President, Chief
                                                Financial Officer, Treasurer and
                                                Secretary
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                                  EXHIBIT INDEX

            Exhibit No.                     Description
            -----------                     -----------
                99.1                Press Release dated April 28, 2003